NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity	NEA Valuebuilder Retirement Income Director Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated December 1, 2011
To Current Prospectus

Effective January 1, 2012, the following changes are effective regarding Frequent Transfer Restrictions in the Prospectus:

1.
For the Subaccounts listed in the table below, the Company will no longer limit the number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the period listed in the table below. If a Subaccount is not listed in the table below, then the Company will continue to limit the number of round-trip transfers for that Subaccount as described in the Frequent Transfer Restrictions section of your Prospectus.

2.
The Company has adopted the following policy designed to deter frequent transfers in and out of the Subaccounts listed in the table below to prevent transfers that are disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants.

If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “New Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. We will include transfers made during the 30 day period prior to January 1, 2012 when enforcing this policy. For example, if you transferred money out of the Invesco Small Cap Growth subaccount on December 5, 2011, the 30 day restriction begins on December 6, 2011 and ends on January 4, 2012, which means you could transfer back into the Invesco Small Cap Growth subaccount on January 5, 2012. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

Subaccount	Old Round Trip Transfer Restriction	New Transfer Block Restriction (# of Calendar Days)
Invesco Small Cap Growth	4 per 12 month period	30 days
Invesco Mid Cap Core Equity	4 per 12 month period	30 days
Invesco Dynamics	4 per 12 month period	30 days
Invesco Technology	4 per 12 month period	30 days
Invesco Van Kampen Equity and Income	4 per 12 month period	30 days
Invesco Van Kampen American Franchise	4 per 12 month period	30 days
Invesco Van Kampen Value Opportunities	4 per 12 month period	30 days
Invesco Van Kampen Mid Cap Growth	4 per 12 month period	30 days
Invesco Van Kampen Comstock	4 per 12 month period	30 days

Please Retain This Supplement For Future Reference